Exhibit 99.(a)(2)

Schedule A Series of the Trust

May 7, 2021

Name of Fund

Domestic Equity
WisdomTree U.S. LargeCap Fund
WisdomTree U.S. ESG Fund
WisdomTree U.S. Quality Dividend Growth Fund
WisdomTree U.S. Multifactor Fund
WisdomTree U.S. Quality Shareholder Yield Fund
WisdomTree U.S. MidCap Fund
WisdomTree U.S. SmallCap Fund
WisdomTree U.S. SmallCap Quality Dividend Growth Fund
WisdomTree U.S. LargeCap Dividend Fund
WisdomTree U.S. Total Dividend Fund
WisdomTree U.S. High Dividend Fund
WisdomTree U.S. Dividend ex-Financials Fund
WisdomTree U.S. MidCap Dividend Fund
WisdomTree U.S. SmallCap Dividend Fund
WisdomTree Growth Leaders Fund
WisdomTree Cloud Computing Fund
WisdomTree Cybersecurity Fund

Emerging Markets Equity
WisdomTree Emerging Markets ESG Fund
WisdomTree Emerging Markets High Dividend Fund
WisdomTree Emerging Markets Quality Dividend Growth Fund
WisdomTree Emerging Markets Multifactor Fund
WisdomTree Emerging Markets SmallCap Dividend Fund
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund
WisdomTree China ex-State-Owned Enterprises Fund
WisdomTree India Earnings Fund
WisdomTree India ex-State-Owned Enterprises Fund

International Equity
WisdomTree International Equity Fund
WisdomTree International Multifactor Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree International LargeCap Dividend Fund
WisdomTree International Dividend ex-Financials Fund
WisdomTree International High Dividend Fund
WisdomTree International ESG Fund

WisdomTree International Hedged Quality Dividend Growth Fund
WisdomTree International Quality Dividend Growth Fund
WisdomTree International SmallCap Dividend Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund
WisdomTree International MidCap Dividend Fund
WisdomTree Global ex-U.S. Quality Dividend Growth Fund
WisdomTree Global High Dividend Fund
WisdomTree Global ex-U.S. Real Estate Fund
WisdomTree Japan Hedged Equity Fund
WisdomTree Europe Hedged Equity Fund
WisdomTree Europe Quality Dividend Growth Fund
WisdomTree Germany Hedged Equity Fund
WisdomTree Japan SmallCap Dividend Fund
WisdomTree Japan Hedged SmallCap Equity Fund
WisdomTree Europe SmallCap Dividend Fund
WisdomTree Europe Hedged SmallCap Equity Fund

Fixed Income
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund
WisdomTree Floating Rate Treasury Fund
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund
WisdomTree Interest Rate Hedged High Yield Bond Fund
WisdomTree U.S. Corporate Bond Fund
WisdomTree U.S. Short-Term Corporate Bond Fund
WisdomTree U.S. High Yield Corporate Bond Fund
WisdomTree U.S. Short-Term High Yield Corporate Bond Fund
WisdomTree Emerging Markets Local Debt Fund
WisdomTree Emerging Markets Corporate Bond Fund
WisdomTree Emerging Currency Strategy Fund
WisdomTree Bloomberg U.S. Dollar Bullish Fund
WisdomTree Chinese Yuan Strategy Fund
WisdomTree Mortgage Plus Bond Fund

Alternative Funds
WisdomTree Managed Futures Strategy Fund
WisdomTree CBOE S&P 500 PutWrite Strategy Fund
WisdomTree Enhanced Commodity Strategy Fund
WisdomTree Alternative Income Fund

Asset Allocation
WisdomTree U.S. Efficient Core Fund[1]
WisdomTree International Efficient Core Fund
WisdomTree Emerging Markets Efficient Core Fund

1 The name change of the WisdomTree 90/60 U.S. Balanced Fund to the WisdomTree U.S. Efficient Core Fund will go into effect on May 20, 2021.